UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): January 16, 2025

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.
On January 8, 2025, the United States District Court for the District of Massachusetts (the “Court”) issued an order (the “Preliminary Approval Order”) granting preliminary approval to a proposed settlement of two shareholder derivative actions and demands for access to certain books and records of Boston Scientific Corporation (the “Company”), which actions were related to the prior recall and retirement of the LOTUS Edge™ Aortic Valve System, as previously disclosed by the Company.

The proposed settlement was entered into, subject to the Court’s approval, through a stipulation and agreement of settlement, dated September 6, 2024 (the “Stipulation of Settlement”), by and among plaintiff Diane Nachbaur, plaintiff Frank Tripson, Excavators Union Local 731 Pension Fund, the Company as a nominal defendant, and the individual named defendants therein. The Court has scheduled a hearing on March 25, 2025, at 2:00 p.m. Eastern Time, to determine whether it should issue an order for final approval of the proposed settlement.

As required by the Preliminary Approval Order, the Company is filing the Stipulation of Settlement, with exhibits thereto, and the Notice of Proposed Derivative Settlement with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1        Stipulation and Agreement of Settlement, dated September 6, 2024

99.2        Notice of Proposed Derivative Settlement, dated January 8, 2025

104        Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 16, 2025	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary